UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20321 Valencia Circle
Lake Forest, CA 92630
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) On October 31, 2024, Liquidmetal Technologies, Inc. (the “Company”) determined that M&K CPAs, PLLC (“M&K”) would no longer serve as the Company’s independent registered public accounting firm and would be dismissed effective as of October 31, 2024. The decision to change independent registered public accounting firms was approved by the Board of Directors of the Company on October 31, 2024.

During the period of M&K’s engagement by the Company (May 8, 2024 through October 30, 2024), M&K did not issue an audit report on the Company’s financial statements.

During M&K’s engagement period and through the date of this Current Report on Form 8-K, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between M&K and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference thereto in any report on the Company’s financial statements . Also, there have been no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided M&K a copy of the disclosures in this Form 8-K on October 31, 2024 and requested that M&K furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not M&K agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by M&K in response to that request is filed as Exhibit 16.1 to this report.

(b) On October 31, 2024, the Board of the Company ratified the appointment of BCRG Group (“BCRG”) as its new independent registered public accounting firm to audit and review the Company’s financial statements.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through September 30, 2024, neither the Company, nor any party on behalf of the Company, consulted with BCRG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by BCRG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number Description

16.1	Letter from M&K CPAs PLLC to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By: /s/ Tony Chung
Tony Chung,
Chief Executive Officer
(Principal Executive Officer)
Date: November 1, 2024